SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Section 240.14a-12


                        GLOBAL ASSETS AND SERVICES, INC.
                     ---------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)     Amount Previously Paid:

       (2)     Form, Schedule or Registration Statement No.:

       (3)     Filing Party:

       (4)     Date Filed:

                         Global Assets & Services, Inc.
                                  Rooms 1203-8
                                   12th Floor
                                 Hang Seng Bldg
                             No. 77 Des Voeux Road
                               Central, Hong Kong
                                     China
                            Phone: 011 852 2824 0008


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                October 21, 2004


Dear Shareholder:

     We cordially invite you to attend Global Assets & Services, Inc.'s Annual Meeting of Shareholders at 1:30 P.M. on ______________________, at __________________________, Hong Kong at which meeting you may be present. If you choose not to attend, you may send your ballot appointing Kexi Xu, CEO and President, to vote as your ballot directs. The Notice of Meeting and the accompanying Proxy describe the business of the Annual Meeting of Shareholders.

     The enclosed Proxy statement is being furnished to shareholders of record on ___________, 2004 of Global Assets & Services, Inc. ("GAST"), a Florida corporation, in connection with the following proposals.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

     The holders of a majority of the issued and outstanding shares entitled to vote have indicated that they intend to vote in favor of these proposals.

     1. To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.

     2. To ratify the appointment of Michael Johnson & Co. as Independent Accountants for the annual period ending December 31, 2004.

     3.   To change the  Company's  name to Jointland Development, Inc.

     4. To authorize a reverse split of the Company's common stock on a basis of up to one for fifty. Fractional shares will be rounded up to the next whole share.

     The Board of Directors have fixed the closing of business on ____________, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

     The Company's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.


                                           Sincerely,

                                           /s/ Kexi Xu
                                           ------------------------------
                                           Kexi Xu, CEO & President



     WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14A PROMULGATED THERETO

                         GLOBAL ASSETS & SERVICES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                             ________________, 2004

     This Proxy Statement is being furnished to Shareholders of Global Assets & Services, Inc. ("GAST") in connection with the Annual Meeting of Shareholders (the "Meeting") to be held on ________________, 2004 and at any adjournments thereof (the "Meeting"). The Meeting will be held at ________________________, Hong Kong, at 1:30 P.M. local time.

     This Proxy Statement is first being mailed or given to Shareholders on or about _______________, 2004.

     We are a Florida corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB) under the symbol GAST.OB. Information about us can be found in our December 31, 2003 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

     We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of these proposals. In light of the size of the holdings of these shareholders, the current Board and management of the Company deems the likelihood of a favorable vote on the proposals sufficient. You may mark and send the proxy attached hereto to record your vote.

                            COSTS OF PROXY STATEMENT

     We will pay the cost of preparing and sending out this proxy statement. It will be sent to most shareholders via regular mail. A few will receive it by personal delivery or facsimile.


                                     VOTING

SHAREHOLDERS  ENTITLED  TO  VOTE

     Holders of record of common stock, at the close of business on the date of mailing this proxy statement will be entitled to vote at the Annual Meeting. As of this date, __________________, 2004, 99,850,000 shares of common stock were issued and outstanding. Each shareholder is entitled to one vote for each share of common stock held by such shareholder. We have only the single class of stock, namely our common stock. Each share of Common Stock is entitled to one

(1) vote for as many separate nominees as there are directors to be elected and for or against all other matters presented. For action to be taken at the Annual Meeting, a majority of the shares entitled to vote must be represented at the Annual Meeting in person or by proxy. Shares of stock may not be voted cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting. Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

QUORUM AND VOTE NECESSARY FOR APPROVALS

     A majority of the shares of common stock outstanding at the record date must be represented at the Annual Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Annual Meeting for each share of common stock registered in such shareholder's name at the record date.

     Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

     The favorable vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary to elect the nominees for directors of the Company. To take the other actions at the meeting a majority of the shares outstanding must vote in favor of the proposals present in person or by Proxy.

     A majority of shares issued and outstanding is sufficient to approve the proposal for a reverse split and name change to be incorporated in Amendments to the Articles of Incorporation.

                                     PROXIES

     In voting their Common Stock, stockholders may vote in favor of or against the proposal to approve the proposals on the agenda or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. If no specific instruction are given with regard to the matter to be voted upon, then the shares represented by a signed proxy card will be voted "FOR" the approval of the Proposals and in the discretion of such proxies to any other procedural matters which may properly come before the Meeting or any adjournments thereof. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company,
(ii) by delivering a later dated proxy card, or (iii) by voting in person at the Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Kexi Xu, Rooms 1203-8, 12th Floor, Hang Seng Bldg., No. 77 Des Voeux Road, Central, Hong Kong, China.

     IF THEY WISH TO VOTE, HOLDERS OF COMMON STOCK ARE REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

     The person named as proxy is Kexi Xu, CEO & President of the Company.

     In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.


                INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals.


                                   PROPOSAL #1

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is four. The Board has nominated two (2) persons. At this Annual Meeting, a Board of two (2) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

     All the nominees are presently directors of the Company. In the event that any Management nominee shall become available, or if other persons are nominated, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

     The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees named below. The Certificate of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.


THE DIRECTORS CANDIDATES NOMINATED BY MANAGEMENT ARE:

Kexi Xu
Alice Anastasia Tung Yi Chan

     The above individuals are nominees for election as directors for the next fiscal year. Their biographical information is as follows:

     Mr. Xu Kexi, age 41, graduated from high school in Shanghai in 1982. Mr. Xu was the supervisor of the Shanghai Textile Company from 1982 to 1985, the Export Manager of Shengzhen China Import-Export Company from 1985-1990, the Manager of Shanghai Galaxy Film Limited from 1990-1996. From 1996 to the present, Mr. Xu has been the Chief Executive Officer of Shanghai Asia Loyalty Tradings Limited.

     Miss Chan Yi Tung Alice Anastasia, age 36, graduated in 1995 from the University of Minnesota, United States of America. She was the Administrative Manager of Minghua Group Holdings Limited, a company listed on NASD's Overt-the-Counter Bulletin Board in the United States of America until May 2002. In the past, Miss Chan has worked as the Sales Manager for the KYH Steel Co., Limited, a steel stocklist in Hong Kong, and as the Administrative Officer of B+B Asia Limited, a contractor in Hong Kong, with its parent company, located in Germany. At present, Miss Chan is a director of Genuisoft Limited, a company involved in the research, development, and production of remote surveillance monitoring, data security, and wireless communication systems.

     Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

                            ------------------------

                                   PROPOSAL #2

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Michael Johnson & Co., Independent Public Accountants, of Denver, Colorado have been appointed as the Certifying accountants for the period through fiscal year 2004 and shareholders are asked to ratify such appointment. Ratification of the appointment of Michael Johnson & Co., as the Company's independent public accountants for the fiscal year ending December 31, 2004 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of Michael Johnson & Co. for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of Michael Johnson & Co. are expected to be present at the
Annual Meeting to make statements if they desires to do so, and such representatives are expected to be available to respond to appropriate questions.

     Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment of Michael Johnson & Co. as independent accountants for the Company's year ending December 31, 2004.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE
                       COMPANY'S INDEPENDENT ACCOUNTANTS.

                            ------------------------

                                   Proposal #3

              PROPOSED AMENDMENTS TO ARTICLES OF INCORPORATION AND
                       CHANGES IN CORPORATE CAPITALIZATION

                                   NAME CHANGE

     We are asking shareholders to authorize a change in the name of this corporation to Jointland Development, Inc. This requires an amendment to our Articles of Incorporation.

     We believe that the name change in our Articles of Incorporation is in the best interest of our corporation to show a new business focus.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

                            ------------------------

                                   Proposal #4

          PROPOSED REVERSE SPLIT OF COMMON STOCK ISSUED AND OUTSTANDING

     We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each fifty shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be the day following the date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300.

     We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and impairs the potential ability of the Company to raise capital by issuing new shares because we are very near our maximum authorization.

     We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

     As a general rule, potential investors who might consider making investments in our company will refuse to do so when the company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

     While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

     Once the reverse split has occurred, the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure.

               TABLE SHOWING EFFECT OF REVERSE SPLIT ONE FOR FIFTY

Shares Pre-Reverse                                      Post-Reverse shares
--------------------------------------------------------------------------------
100                                                     2
200                                                     4
300                                                     6
400                                                     8
500                                                     10
1000                                                    20
2000                                                    40
3000                                                    60
4000                                                    80
5000                                                    100
10,000                                                  200
20,000                                                  400
50,000                                                  1,000
100,000                                                 2,000

     There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

     Dissenting shareholders have no appraisal rights under Florida law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

     Fractional Shares. Fractional shares will be rounded up to the next whole share.

     The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT


ANNUAL MEETING OF SHAREHOLDERS

     At the date of this proxy statement, no other matter will presented for action at the Annual meeting. Only those matters proposed as discussed will be voted on at the meeting. Shareholders may propose matters to be presented at shareholder meetings and also nominate directors. Shareholder proposals must conform to the standards set out by the Securities Exchange Commission and must be received at our principal offices on or before, May 1, 2004, in order to be included in future proxy materials, if any, or presentation at our next annual meeting of shareholders, anticipated in early June, 2005.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

     As of the call date of the meeting, _______________, 2004, the total number of common shares outstanding and entitled to vote was 99,850,000.

     The holders of such shares are entitled to one vote for each share being held on the record date. There is no cumulative voting on any matter on the agenda of this meeting. No additional shares will be issued subsequent to call date and prior to meeting.

REPORT AVAILABLE

     A copy of our most current Annual Report on form 10KSB is attached hereto and later filings may be obtained without charge, by writing Kexi Xu, CEO & President at Rooms 1203-8, 12th Floor, Hang Seng Bldg., No. 77 Des Voeux Road, Central, Hong Kong, China.


                         BOARD OF DIRECTORS AND OFFICERS

     The persons listed below are currently Officers and the members of the Board of Directors. Kexi Xu is a nominee for Director for the following term.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company as of November 12, 2004 are as follows:

        Kexi Xu, President
        Yi Tung Alice Anastasia Chan, Secretary

     The directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been duly elected and qualified. The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation, or removal. The Company presently has no executive committee.

     The principal occupations of each director and officer and nominee for director of the Company for at least the past five years are as follows:

         Name                       Age        Position Held              Tenure
         ----                       ---        -------------              ------

Kexi Xu                             41         President & Director       Annual

Yi Tung Alice Anastasia Chan        36         Director                   Annual

     Kexi Xu , age 41, graduated from high school in Shanghai in 1982. Mr. Xu was the supervisor of the Shanghai Textile Company from 1982 to 1985, the Export Manager of Shengzhen China Import-Export Company from 1985-1990, the Manager of Shanghai Galaxy Film Limited from 1990-1996. From 1996 to the present, Mr. Xu has been the Chief Executive Officer of Shanghai Asia Loyalty Tradings Limited. He was appointed President and Director in September 2004.

     Yi Tung Alice Anastasia Chan, age 36, graduated in 1995 from the University of Minnesota, United States of America. She was appointed Secretary and Director in September 2004. She was the Administrative Manager of Minghua Group Holdings Limited, a company listed on NASD's Overt-the-Counter Bulletin Board in the United States of America until May 2002. In the past, Miss Chan has worked as the Sales Manager for the KYH Steel Co., Limited, a steel stocklist in Hong Kong, and as the Administrative Officer of B+B Asia Limited, a contractor in Hong Kong, with its parent company, located in Germany. At present, Miss Chan is a director of Genuisoft Limited, a company involved in the research, development, and production of remote surveillance monitoring, data security, and wireless communication systems.

Executive Compensation
----------------------
Remuneration
------------

     The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2003 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $50,000, and to all directors and officers as a group:


                            SUMMARY COMPENSATION TABLE OF EXECUTIVES
                                   Annual Compensation               Awards

Name and    Year     Consulting     Bonus     Other Annual           Restricted         Securities    Long Term      All Other
Principal            Fees ($) or    ($)       Compensation ($)       Stock              Underlying    Compensation  Compensation
Position             Salary                                          Award(s)($)        Options/SARs  Option
--------    ----     --------      -------    ----------------       -----------        ------------  ------        -------------

Thomas
McCrimmon,
President,  2001          0          0             0                     0 (1)              0            0                0
Director    2002          0          0             0                     3,000,000          0            0                0
(Resigned)  2003          0          0             0                     0                  0            0                0
=========   ====     =========     ========   ================       ===========        =============  =======       =============
Bertram     2003          0          0             0                     1,500,000(3)       0            0                0
Cutler,     2002          0          0             0                     1,800,000(2)       0            0                0
President,  2001          0          0             0                     400,000            0            0                0
Director
(resigned)
=========   ====     =========     ========   ================       ===========        =============  =======       =============
Steve Oto,  2003          0          0             0                     1,000,000(2)(3)    0            0                0
Secretary,  2002          0          0             0                     500,000            0            0                0
Director    2001          0          0             0                     0                  0            0                0
(resigned)
=========   ====     =========     ========   ================       ===========        =============  =======       =============
Officers    2003          0          0             0                     2,500,000(2)(3)    0            0                0
as a Group  2002          0          0             0                     5,300,000          0            0                0
            2001          0          0             0                     0                  0            0                0
=========   ====     =========     ========   ================       ===========        =============  =======       =============

(1) As of August 3, 2002 Thomas L. McCrimmon resigned as Director and President of the Company. As of August 12, 2002, Mr. Bertram Cutler was appointed President and Mr. Saburo Oto was appointed Director of the Company.

(2) Issued in lieu of salary.

(3) Includes 300,000 shares to Vonnie Oto.

                                  LONG TERM COMPENSATION
                                  ----------------------
                                       Options
                        Restricted     & SARs
                        Stock          LTIP          LTIP           Other
                        Awards         Payouts       Payouts        Compensation
                        ------         -------       -------        ------------

Bertram Cutler(4)        None           *             None           None

Saburo Oto(4)            None           *             None           None

Frances McCrimmon(4)     None           *             None           None

 *See Summary of Outstanding Options Issued During 2001 Table Below

(4) Resigned September 2004

Option/SAR Granted During the Last Fiscal Year
----------------------------------------------

     No Options were granted during the last fiscal year.


Long Term Incentive Plans/Awards in Last Fiscal Year
----------------------------------------------------

     Long Term Awards of Options issued in 2003:

          Bertram Cutler - none

          Saburo Oto - none

     (1) None of the current directors of the Company will devote their full time to the management of the Company.


 Stock Purchase Plans; Profit Sharing and Thrift Plans
 -----------------------------------------------------

     Presently  the  Company has no stock  purchase  plans,  profit-sharing   or
thrift plans.

Compensation Committee Interlocks
---------------------------------

     The Securities and Exchange Commission requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of an entity other than the Company and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee.

Audit Committee
---------------

     The Company does not have an Audit Committee. The members of the Board sit as the Audit Committee. Kexi Xu sits as the qualified financial expert on the Board of Directors, and is the CEO and President of the Company.

Code of Ethics
--------------

     The Company has not adopted a Code of Ethics for the Board and the salaried employees.

 Committees and Procedures

     (1) The registrant has no standing audit, nominating and compensation committees of the Board of Directors, or committees performing similar functions. The Board acts itself in lieu of committees due to its small size.

     (2) The view of the board of directors is that it is appropriate for the registrant not to have such a committee because all directors participate in the consideration of director nominees and the board is so small.

     (3) Each of the members of the Board which acts as nominating committee is not independent, pursuant to the definition of independence of a national securities exchange registered pursuant to section 6(a) of the Act (15 U.S.C. 78f(a)).

     (4) The nominating committee has no policy with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by security holders.

     (5) The basis for the view of the board of directors that it is appropriate for the registrant not to have such a policy is that there is no need to adopt a policy for a small company.

     (6) The nominating committee will consider candidates recommended by security holders, and by security holders in submitting such recommendations; should provide a completed Directors Questionnaire to the Company.

     (7) There are no specific, minimum qualifications that the nominating committee believes must be met by a nominee recommended by security holders except to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (8) The nominating committee's process for identifying and evaluation nominees for director, including nominees recommended by security holders, is to find anyone willing to serve with clean background. There are no differences in the manner in which the nominating committee evaluates nominees for director based on whether the nominee is recommended by a security holder, or found by the board.

     (9) With regard to each nominee approved by the nominating committee for inclusion on the registrant's proxy card (other than nominees who are executive officers or who are directors standing for re-election), state which one or more of the following categories of persons or entities recommended that nominee: Legal Counsel to Company.


PRINCIPAL HOLDERS OF VOTING SECURITIES

     a) The following table lists ownership of shares by the Officers and Directors of the Company as of November 12, 2004 of the outstanding voting shares of the Company. Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.


   Title      Name and Address
     of        of Beneficial               Amount of   Five Percent Ownership
   Class        Owner                     Beneficial       of
                                           Interest      Equity(1)
---------  ----------------------------  ------------  -----------
Common     Top Harmony Holdings Limited  50,000,000      50%
           (Beneficially Kexi Xu)        50,000,000

Common     Yi Tung Alice Anastasia Chan  0               0%

Officers and Directors as a group        50,000,000      50%

As indicated above, a number of options were issued by the Board of Directors in the year 2004. The following table lists any person (including any "group" as that term is used in Section 13(d)(3) of the Exchange Act) who, to the knowledge of the Company, would have been the beneficial owner as of December 31, 2003, of more than 5% of the outstanding voting shares of the Company, if all the options issued in 2004 that were exercisable were indeed exercised (although none were). Unless otherwise noted, the owner has sole voting and dispositive power with respect to the securities.

     b) Beneficial Ownership of Common Stock  constituting Five Percent or over.


Stock Title                Name and Address                   Amount of Beneficial               Percentage
of Class                   of Beneficial Owner                Ownership                          of Class
--------                   -------------------                ---------                          --------

Common                     Asia Glove, Inc. (4)               5,430,000                          5%
                           3816 W. Linebaugh Ave.,
                           Tampa, FL 33624
                           (Beneficial owners:
                           Chiharu Nagashima
                           Sayaka Nagaishima
                           Koki Nagashima
                           Shingo Nagashima
                           Kengo Nagashima)


                                       13

Common                     Keystone Assets & Services, Inc.   5,000,000                          5%
                           3816 W. Linebaugh Ave.,
                           Tampa, FL 33624
                           (Benefical Owner-Dane Chapman)

Common                     Kexi Xu (1)(2)(3)                  50,000,000                         51%
                           (Shares held in name of Praise
                           Direct Holdings, LTD)

Common                     Tung Alice Anastasia Chan Yi(2)(3) 0

Common                     Top Harmony Holdings Limited       50,000,000
                           (beneficially Kexi Xu)

                           All Officers and                   50,000,000                         51%
                           Directors as a Group
                           (2 Persons)



(1) Includes beneficial ownership of shares held by Praise Direct Holdings, LTD.
(2) Director
(3) Officer
(4) Includes 2,930,000 shares owned by Asia Glove, Inc. of which Koki Nagashima is a controlling person and 2,700,000 owned personally by Koki Nagashima.



COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT

     Under Section 16 of the Securities Exchange Act 1934, the Company's directors and executive officers and persons holding more than 10% of its common stock are required to report their initial ownership of common stock and subsequent changes to that ownership to the Securities and Exchange Commission by specified due dates. To the Company's knowledge all of these filing requirements were satisfied.

     The Company's Annual Report on Form 10-KB for the year ended December 31, 2003 (the "Form 10-KSB") is being furnished simultaneously herewith. The Form 10-KSB is not considered a part of this Proxy Statement.

Principal Accountant Fees and Services
--------------------------------------

     Michael Johnson & Co., LLC, CPAs ("MJC") is the Company's principal auditing accountant firm for 2001-2003 and ratification is requested for the engagement of Michael Johnson & Co. LLC CPA's for 2004. The Company's Board of Directors has considered whether the provisions of audit services is compatible with maintaining MJC's independence.

     Audit Fees. MJC billed the Company $5,000 for the following professional services: audit of the annual financial statement of the Company for the fiscal year ended December 31, 2003, and review of the interim financial statements included in quarterly reports on Form 10-QSB for the periods ended March 31, 2003 and 2004, June 30, 2003 and 2004 and September 30, 2003 and 2004. MJC
billed the Company $2,500 for the 2002 audit and $2,500 for the 2003 Audit.

     There were no audit related fees in 2002 or 2003. There were no tax fees or other fees in 2002 or 2003 paid to Auditors or Auditors affiliates.

     The Company's Board acts as the audit committee and had no "pre-approval policies and procedures" in effect for the auditors' engagement for the audit year 2002 and 2003.

     All audit work was performed by the auditors' full time employees.


OTHER AND GENERAL INFORMATION

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2003, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Global Assets & Services, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

                         GLOBAL ASSETS & SERVICES, INC.

                           Dated: ______________, 2004

                     By the order of the Board of Directors

                             /s/ Kexi Xu
                             -----------------------
                             Kexi Xu, CEO and President

                                     BALLOT

--------------------------------------------------------------------------------
                         Global Assets & Services, Inc.
                                  Rooms 1203-8
                                   12th Floor
                                 Hang Seng Bldg
                             No. 77 Des Voeux Road
                               Central, Hong Kong
                                     China
                            Phone: 011 852 2824 0008

                          PROXY FOR ANNUAL MEETING OF
                       STOCKHOLDERS, ______________, 2004

     The  undersigned  hereby  appoints  Kexi  Xu  proxy,  with  full  power  of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of Global Assets & Services, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on _________________, 2004, at 1:30 p.m., at ____________________________________,
Hong Kong and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

1. To elect a Board of two (2) directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

          Nominees:  Kexi Xu and Tung Alice Anastasia Chan Yi

               [_] FOR: nominees listed above (except as marked to the contrary below).

               [_]  WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To ratify the appointment of Michael Johnson & Co., LLC as independent accountants for the period ending December 31, 2004:

         [_] FOR           [_] AGAINST               [_] ABSTAIN


3. To change the name of the corporation to a name to Jointland Development, Inc.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

4. To authorize a reverse split of the common stock up to a one for fifty basis, by which each fifty shares shall become one share. Fractional shares will not be issued.

         [_] FOR           [_] AGAINST               [_] ABSTAIN

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.



                                        ----------------------------------------
                                              Signature of Stockholder



                                        ----------------------------------------
                                              Signature if held jointly

                                        Dated: __________________________, 2004

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.